UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 16, 2020

DPW HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

201 Shipyard Way, Newport Beach, CA 92663

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 3.02 Unregistered Sales of Equity Securities.

As previously reported in its Current Report on Form 8-K filed on December 23, 2019, DPW Holdings, Inc. (the “Company”), entered into a Securities Purchase Agreement (the “Agreement”) with Ault & Company, Inc., a Delaware corporation and a stockholder of the Company (the “Ault & Company”). Pursuant to the terms of the Agreement, Ault & Company agreed to purchase an aggregate of 660,667 shares of the Company’s common stock, par value $0.001 (“Common Stock”), for a total purchase price of $739,948.00 (the “Sale”), at a purchase price per share of $1.12, subject to the approval of the NYSE American.

The Sale was authorized by the NYSE American on January 15, 2020. As a result, at the closing on January 15, 2020, Ault & Company became the beneficial owner of 666,945 shares of Common Stock, or up to 19.99% of the Common Stock then outstanding.

The Common Stock described in this Current Report on Form 8-K was offered and sold to Ault & Company in reliance upon exemption from the registration requirements under Section 4(a)(2) under the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder.

Milton C. Ault, III, the Company’s Chief Executive Officer and Chairman of the Board of Directors, is the Chairman of the Board of Directors and Chief Executive Officer of Ault & Company. William B. Horne, the Company’s Chief Financial Officer and Vice Chairman of the Board of Directors, is the Vice Chairman of the Board of Directors and Chief Financial Officer of Ault & Company.

The foregoing is only brief description of the material terms of the Agreement, the form of which is attached hereto as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to the exhibit.

Item 7.01 Regulation FD Disclosure.

On January 16, 2020, the Company issued a press release announcing that it has entered into the Agreement with Ault & Company for the sale of the Common Stock, which press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item, Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01     Exhibits and Financial Statements.

(d)           Exhibits:

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement*
99.1	Press Release issued by DPW Holdings, Inc., on January 16, 2020

* Incorporated by reference to the Current Report on Form 8-K filed by the registrant on December 23, 2019.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPW HOLDINGS, INC.
a Delaware corporation

Dated: January 16, 2020	/s/ Milton C. Ault III
Milton C. Ault III
Chief Executive Officer

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